Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4780%



        Excess Protection Level
          3 Month Average 5.03%
          January, 1998 4.88%
          December, 1997  5.25%
          November, 1997 4.97%


        Cash Yield17.84%


        Investor Charge Offs 4.71%


        Base Rate 8.26%


        Over 35 Day Delinquency 4.85%


        Seller's Interest16.09%


        Total Payment Rate13.52%


        Total Principal Balance$34,907,536,752.65


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,616,202,234.16